UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into a Material Definitive Agreement

On October 30, 2015, Peregrine Pharmaceuticals, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Eastern Capital Limited (“Eastern Capital”), pursuant to which the Company issued and sold 18,518,518 shares of its common stock, par value $0.001 per share (“Common Stock”), at a price of $1.08 per share for aggregate gross proceeds of approximately $20,000,000 (the “Offering”).

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s effective shelf Registration Statement on Form S-3 (File No. 333-201245) (the “Registration Statement”). The material terms of the Offering are described in the prospectus supplement dated October 30, 2015, filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) promulgated under the Securities Act (the “Prospectus Supplement”) and the accompanying base prospectus constituting part of the Registration Statement.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and customary conditions of closing, and obligations of the parties. The Company has agreed to indemnify Eastern Capital against certain liabilities, including liabilities under the Securities Act, or to contribute to the payments Eastern Capital may be required to make because of any of those liabilities.

The Offering is expected to close on or before November 2, 2015. The Company did not use any sales agent in connection with the Offering nor pay any commissions. The Company will receive net proceeds (after deducting estimated expenses of approximately $5,000) from the Offering of approximately $19,995,000. As described in the Prospectus Supplement, the Company will use the net proceeds from the Offering for general corporate purposes, including, without limitation, to fund our ongoing Phase III SUNRISE trial and to initiate two later stage clinical trials in non-small cell lung cancer and breast cancer, and which may also include research and development expenses, other clinical trial expenses, expansion of our contract manufacturing capabilities and increasing our working capital. Pending the use of the net proceeds, the Company expects to invest the net proceeds in investment grade, interest bearing securities.

The description of the terms of the Purchase Agreement is qualified in its entirety by the text of the Purchase Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.28.

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ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit
Number

5.1	Opinion of K&L Gates, LLP.

10.28	Common Stock Purchase Agreement dated October 30, 2015, by and between Peregrine Pharmaceuticals, Inc. and Eastern Capital Limited

23.1	Consent of K&L Gates LLP (contained in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: October 30, 2015	By:/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of K&L Gates, LLP.

10.28	Common Stock Purchase Agreement dated October 30, 2015, by and between Peregrine Pharmaceuticals, Inc. and Eastern Capital Limited

23.1	Consent of K&L Gates LLP (contained in Exhibit 5.1)

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